   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 19, 1997



                                                      REGISTRATION NO. 333-37117

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                               AMENDMENT NO.1 TO


                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                              SCIENCE APPLICATIONS
                           INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     DELAWARE                                           95-3630868
         (STATE OR OTHER JURISDICTION OF                             (I.R.S. EMPLOYER
          INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)

                            10260 CAMPUS POINT DRIVE
                          SAN DIEGO, CALIFORNIA 92121
                                 (619) 546-6000
   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                DOUGLAS E. SCOTT
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
                            10260 CAMPUS POINT DRIVE
                          SAN DIEGO, CALIFORNIA 92121
                                 (619) 546-6000
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                            ------------------------

                                   Copies to:

                               SARAH JONES BESHAR
                             DAVIS POLK & WARDWELL
                              450 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 450-4000
                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities being offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                            ------------------------



     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

EXPLANATORY NOTE



     The Registration Statement of Science Applications International Corporation (Registration No. 333-37117) is hereby amended ("Amendment No. 1") to include additional exhibits as contained in Part II herein.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the expenses in connection with the issuance and distribution of the securities being registered, other than underwriting discounts and commissions. All of the amounts shown are estimates, except the SEC registration fee.

    SEC registration fee..................................................................  $ 90,910
    Printing and engraving................................................................    30,000
    Legal fees and expenses...............................................................    75,000
    Fees of accountants...................................................................    27,000
    Fees of trustee.......................................................................     7,500
    Blue sky fees and expenses............................................................    35,000
    Rating agency fees....................................................................   170,000
    Miscellaneous.........................................................................     1,090
                                                                                            --------
              Total.......................................................................  $436,500
                                                                                            ========

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Reference is made to Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL"), which enables a corporation in its original certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director for violations of the director's fiduciary duty, except
(i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for the unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

     Section 145 of the DGCL empowers the Company to indemnify, subject to the standards set forth therein, any person in connection with any action, suit or proceeding brought before or threatened by reason of the fact that the person was a director, officer, employee or agent of such company, or is or was serving as such with respect to another entity at the request of such company. The DGCL also provides that the Company may purchase insurance on behalf of any such director, officer, employee or agent.

     The Company's Restated Certificate of Incorporation provides in effect for the elimination or limitation of personal liability and indemnification by the Company of each director and elected and appointed officer of the Company to the fullest extent permitted by applicable law.

ITEM 16.  EXHIBITS.

     (a) Exhibits


EXHIBIT
NUMBER                                             DESCRIPTION
------   ------------------------------------------------------------------------------------------------
  1.1    Form of Underwriting Agreement
 *3.1    Restated Certificate of Incorporation of the Registrant, as amended July 19, 1990 (incorporated by reference to Exhibit 3(a) to the Registrant's Annual Report on Form 10-K for the fiscal year ended January 31, 1991)
 *3.2    Bylaws of the Registrant, as amended through April 11, 1997 (incorporated by reference to
         Exhibit 3(b) to the Registrant's Annual Report on Form 10-K/A for the fiscal year ended January
         31, 1997)
  4.1    Form of Indenture between the Registrant and The Chase Manhattan Bank, as Trustee
  4.2    Form of Debt Security (included in Exhibit 4.1)
 *5.1    Opinion of Davis Polk & Wardwell
*12.1    Computation of ratio of earnings to fixed charges
*23.1    Consent of Price Waterhouse LLP
*23.2    Consent of Davis Polk & Wardwell (included in Exhibit 5.1)
*23.3    Consent of Coopers & Lybrand L.L.P.
*23.4    Consent of Beard & Company, Inc.
*24.1    Powers of Attorney (included in signature pages)
*25.1    Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The
         Chase Manhattan Bank, as Trustee under the Indenture


---------------

* Previously filed


ITEM 17.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes:

          (1) To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

             (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          provided, however, that the undertakings set forth in paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the

Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

     (d)(1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

        (2) For purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on November 19, 1997.


                                     SCIENCE APPLICATIONS INTERNATIONAL
                                     CORPORATION


                                     By:                    *

                                      ------------------------------------------
                                      J.R. Beyster
                                      Chairman of the Board and Chief Executive
                                         Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT ON FORM S-3 HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



                SIGNATURE                                 TITLE                       DATE
------------------------------------------  ---------------------------------  -------------------
                    *                         Chairman of the Board, Chief     November 19, 1997
------------------------------------------   Executive Officer and Director
               J.R. Beyster                   (Principal Executive Officer)

                    *                          President, Chief Operating      November 19, 1997
------------------------------------------        Officer and Director
                W.A. Owens

                    *                            Chief Financial Officer       November 19, 1997
------------------------------------------    (Principal Financial Officer)
                W.A. Roper
                    *                         Principal Accounting Officer     November 19, 1997
------------------------------------------
               P.N. Pavlics

                    *                                   Director               November 19, 1997
------------------------------------------
               D.P. Andrews

                    *                                   Director               November 19, 1997
------------------------------------------
                V.N. Cook

                    *                                   Director               November 19, 1997
------------------------------------------
                C.K. Davis

                    *                                   Director               November 19, 1997
------------------------------------------
               W.H. Demisch

                    *                                   Director               November 19, 1997
------------------------------------------
               W.A. Downing

                    *                                   Director               November 19, 1997
------------------------------------------
               E.A. Frieman

                SIGNATURE                                 TITLE                       DATE
------------------------------------------  ---------------------------------  -------------------


                    *                                   Director               November 19, 1997
------------------------------------------
               J.E. Glancy

                    *                                   Director               November 19, 1997
------------------------------------------
                B.R. Inman

                    *                                   Director               November 19, 1997
------------------------------------------
           H.M.J. Kraemer, Jr.

                    *                                   Director               November 19, 1997
------------------------------------------
               W.M. Layson

                    *                                   Director               November 19, 1997
------------------------------------------
               C.B. Malone

                    *                                   Director               November 19, 1997
------------------------------------------
               J.W. McRary

                    *                                   Director               November 19, 1997
------------------------------------------
              S.D. Rockwood

                    *                                   Director               November 19, 1997
------------------------------------------
               E.A. Straker

                    *                                   Director               November 19, 1997
------------------------------------------
                M.E. Trout

                    *                                   Director               November 19, 1997
------------------------------------------
               J.P. Walkush

                    *                                   Director               November 19, 1997
------------------------------------------
             J.H. Warner, Jr.

                    *                                   Director               November 19, 1997
------------------------------------------
                J.A. Welch

                    *                                   Director               November 19, 1997
------------------------------------------
               J.B. Wiesler

                    *                                   Director               November 19, 1997
------------------------------------------
                A.T. Young

        *By: /s/ DOUGLAS E. SCOTT                                              November 19, 1997
------------------------------------------
             Douglas E. Scott
             Attorney-in-Fact

                                 EXHIBIT INDEX


  EXHIBIT
  NUMBER                                              DESCRIPTION
  -------    ----------------------------------------------------------------------------------------------
     1.1     Form of Underwriting Agreement
    *3.1     Restated Certificate of Incorporation of the Registrant, as amended July 19, 1990
             (incorporated by reference to Exhibit 3(a) to the Registrant's Annual Report on Form 10-K for
             the fiscal year ended January 31, 1991)
    *3.2     Bylaws of the Registrant, as amended through April 11, 1997 (incorporated by reference to
             Exhibit 3(b) to the Registrant's Annual Report on Form 10-K/A for the fiscal year ended
             January 31, 1997)
     4.1     Form of Indenture between the Registrant and The Chase Manhattan Bank, as Trustee
     4.2     Form of Debt Security (included in Exhibit 4.1)
    *5.1     Opinion of Davis Polk & Wardwell
   *12.1     Computation of ratio of earnings to fixed charges
   *23.1     Consent of Price Waterhouse LLP
   *23.2     Consent of Davis Polk & Wardwell (included in Exhibit 5.1)
   *23.3     Consent of Coopers & Lybrand L.L.P.
   *23.4     Consent of Beard & Company, Inc.
   *24.1     Powers of Attorney (included in signature pages)
   *25.1     Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The
             Chase Manhattan Bank, as Trustee under the Indenture


---------------

* Previously filed